UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 31, 2008

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of formation)	File No. 001-13251 (Commission File Number)	52-2013874 (I.R.S. employer Identification No.)

12061 Bluemont Way, Reston, VA 20190	20190
(Address of registrant’s principal executive offices)	(zip code)
Registrant’s telephone number including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      On March 31, 2008, the Board of Directors of SLM Corporation appointed Howard H. Newman to the Board.
      Mr. Newman, age 60, has been President and Chief Executive Officer of Pine Brook Road Partners, LLC, a private equity firm, since 2006. From 1984 to 2006, he held various positions at Warburg Pincus, including Vice Chairman and Senior Advisor, and was a senior member of the firm’s management and investment operations. Earlier in his career, he performed energy and financial services investment banking at Morgan Stanley & Co., Incorporated and served as a Senior Advisor to the Long Island Power Authority. Mr. Newman currently serves on the Board of Directors of Newfield Exploration Company, and several private companies.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ MICHAEL E. SHEEHAN
Name:	Michael E. Sheehan
Title:	Senior Vice President and General Counsel

Dated: April 2, 2008